Exhibit 10.5
FOURTH SUPPLEMENTAL INDENTURE
FOURTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of August 28, 2024, among LEVEL 3 PARENT, LLC, a Delaware limited liability company (“Level 3 Parent”), LEVEL 3 FINANCING, INC., a Delaware corporation (the “Issuer”), LEVEL 3 COMMUNICATIONS, LLC, a Delaware limited liability company (“Level 3 LLC”), THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee under the Indenture referred to below (the “Trustee”) and the other parties hereto (each a “New Guarantor” and, collectively with Level 3 Parent and Level 3 LLC, the “Guarantors”).
W I T N E S S E T H :
WHEREAS, the Issuer, Level 3 Parent and the other Guarantors party thereto have heretofore executed and delivered to the Trustee an Indenture dated as of January 13, 2021 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Indenture”; capitalized terms used but not defined herein having the meanings assigned thereto in the Indenture), providing for the issuance of the Issuer’s 3.750% Sustainability-Linked Senior Notes due 2029;
WHEREAS, the Indenture permits the New Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantors shall unconditionally guarantee all of the Issuer’s obligations under the Securities pursuant to a Guarantee on the terms and conditions set forth herein;
WHEREAS, the Guarantee contained in this Supplemental Indenture shall constitute a “Note Guarantee” and the New Guarantors shall each constitute a “Guarantor” on the terms and conditions set forth herein;
WHEREAS, pursuant to Section 801(8) of the Indenture, the Trustee, the Issuer and the Guarantors are authorized to execute and deliver this Supplemental Indenture; and
WHEREAS, all acts and requirements necessary to make this Supplemental Indenture the legal, valid and binding obligation of Level 3 Parent, Level 3 LLC, the Issuer and the New Guarantors have been done.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
1.Agreement to Guaranty. Each of the New Guarantors agrees, jointly and severally with all existing Guarantors, to unconditionally guarantee the Issuer’s obligations under the Securities and the Indenture on the terms and subject to the conditions set forth in Article Twelve of the Indenture and to be bound by all other applicable provisions of the Indenture and the Securities.

2.Future Guarantors. Level 3 Parent and the Issuer will endeavor to cause any Subsidiary thereof that guarantees the Credit Agreement (as defined below) to Guarantee the Securities to the extent that doing so does not result in extra cost or burden to them or their Subsidiaries, as determined by them in their sole discretion, and subject to receipt of any necessary regulatory approvals, it being understood that this covenant does not require a Guarantee to be provided within any specified time period.
3.Future Release of Note Guarantees. With respect to any Guarantor who is not otherwise obligated under the Indenture to guarantee the Securities, other than due to its voluntary Guarantee pursuant hereto, (x) the Issuer may, by delivery of a supplemental indenture in accordance with Section 801(8) of the Indenture, release such Guarantor from its Note Guarantee from time-to-time and (y) the Note Guarantee thereof shall be automatically and unconditionally released if such Guarantor ceases to guarantee (1) the Credit Agreement among Level 3 Parent, the Issuer, the lenders party thereto and Wilmington Trust, National Association, dated as of March 22, 2024, as amended, waived, or modified from time-to-time (as it may be so amended, waived or modified, the “Credit Agreement”) or (2) if the Credit Agreement is no longer outstanding, any replacement thereof (as determined by the Issuer).
4.Successors and Assigns. This Supplemental Indenture shall be binding upon each party hereto and its successors and assigns.
5.No Waiver. Neither a failure nor a delay on the part of either the Trustee or the Holders in exercising any right, power or privilege under this Supplemental Indenture, the Indenture or the Securities shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein and therein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Supplemental Indenture, the Indenture or the Securities at law, in equity, by statute or otherwise.
6.Modification. No modification, amendment or waiver of any provision of this Supplemental Indenture, nor the consent to any departure by any New Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and or the purpose for which given. No notice to or demand on any New Guarantor in any case shall entitle the New Guarantors to any other further notice or demand in the same, similar or other circumstances.
7.Opinion of Counsel. Concurrently with the execution and delivery of this Supplemental Indenture, the Issuer shall deliver to the Trustee an Opinion of Counsel in accordance with the requirements under the Indenture.
8.Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

9.Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
10.Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
11.Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.
12.Trustee. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture. The recitals and statements herein are deemed to be those of the Issuer and the Guarantors, and not of the Trustee.
13.OFAC Sanctions. Each of the Issuer and the New Guarantors represents and warrants that neither it nor any of its subsidiaries, directors, officers or, to its knowledge, affiliates are the target or subject of any sanctions enforced by the US Government (including, the Office of Foreign Assets Control of the US Department of the Treasury (“OFAC”), the United Nations Security Council, the European Union, HM Treasury or other relevant sanctions authority.
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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

LEVEL 3 PARENT, LLC,

By:         /s/ Rahul Modi
Name: Rahul Modi
Title: Senior Vice President & Treasurer

LEVEL 3 FINANCING, INC.,

By:         /s/ Rahul Modi
Name: Rahul Modi
Title: Senior Vice President & Treasurer

LEVEL 3 COMMUNICATIONS, LLC

By:         /s/ Rahul Modi
Name: Rahul Modi
Title: Senior Vice President & Treasurer
[Signature Page to Supplemental Indenture for the 3.750% Sustainability-Linked Senior Notes due 2029]

BROADWING, LLC
BTE EQUIPMENT, LLC
GLOBAL CROSSING NORTH AMERICAN HOLDINGS, INC.
GLOBAL CROSSING NORTH AMERICA, INC.
LEVEL 3 ENHANCED SERVICES, LLC
LEVEL 3 INTERNATIONAL, INC.
LEVEL 3 TELECOM HOLDINGS II, LLC
LEVEL 3 TELECOM HOLDINGS, LLC
LEVEL 3 TELECOM MANAGEMENT CO. LLC
LEVEL 3 TELECOM OF ALABAMA, LLC
LEVEL 3 TELECOM OF ARKANSAS, LLC
LEVEL 3 TELECOM OF CALIFORNIA, LP
LEVEL 3 TELECOM OF D.C., LLC
LEVEL 3 TELECOM OF IDAHO, LLC
LEVEL 3 TELECOM OF ILLINOIS, LLC
LEVEL 3 TELECOM OF IOWA, LLC
LEVEL 3 TELECOM OF LOUISIANA, LLC
LEVEL 3 TELECOM OF MISSISSIPPI, LLC
LEVEL 3 TELECOM OF NEW MEXICO, LLC
LEVEL 3 TELECOM OF NORTH CAROLINA, LP
LEVEL 3 TELECOM OF OHIO, LLC
LEVEL 3 TELECOM OF OKLAHOMA, LLC
LEVEL 3 TELECOM OF OREGON, LLC
LEVEL 3 TELECOM OF SOUTH CAROLINA, LLC
LEVEL 3 TELECOM OF TEXAS, LLC
LEVEL 3 TELECOM OF UTAH, LLC
LEVEL 3 TELECOM OF VIRGINIA, LLC
LEVEL 3 TELECOM OF WASHINGTON, LLC
LEVEL 3 TELECOM OF WISCONSIN, LP
LEVEL 3 TELECOM, LLC
VYVX, LLC

By:        /s/ Rahul Modi
    Name: Rahul Modi
    Title: Senior Vice President & Treasurer

[Signature Page to Supplemental Indenture for the 3.750% Sustainability-Linked Senior Notes due 2029]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:         /s/ April Bradley
Name: April Bradley
Title: Vice President

[Signature Page to Supplemental Indenture for the 3.750% Sustainability-Linked Senior Notes due 2029]